UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 30, 2021

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

First Amendment to Credit Facility

On March 30, 2021, Newmont Corporation, a Delaware corporation (the “Company”), entered into a First Amendment Agreement (the “First Amendment”), to the existing Credit Agreement, dated as of April 4, 2019 (as amended by the First Amendment, the “Credit Agreement”), with the lenders party thereto and Citibank N.A., as administrative agent and sustainability agent.

The First Amendment (i) extends the maturity date under the Credit Agreement from April 4, 2024 to March 30, 2026, (ii) adds customary provisions to provide for the eventual replacement of LIBOR as a benchmark interest rate, (iii) revises certain applicable interest rate margins, and (iv) includes a sustainability pricing adjustment, by which the applicable interest rate margins may be increased or decreased by reference to environmental, social and governance scores provided by S&P Global, Inc. and MSCI ESG Research LLC, among other changes as set forth in the First Amendment. The foregoing description of the First Amendment is qualified in its entirety by reference to the complete text of the First Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On March 30, 2021, the Company issued a news release announcing the First Amendment. A copy of the news release is attached to this Form 8-K as Exhibit 99.1. Exhibit 99.1 is furnished, not filed, pursuant to Item 7.01. Accordingly, none of the information will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, as amended, and the information in Exhibit 99.1 will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference.

ITEM 9.01. EXHIBITS.

Exhibit No	Description

10.1	First Amendment Agreement, dated as of March 30, 2021, to the Credit Agreement, dated as of April 4, 2019, among Newmont Corporation as borrower, and the lenders party thereto, and Citibank NA, as administrative agent.

99.1	News Release, dated March 30, 2021, of Newmont Corporation announcing sustainability-linked revolving credit facility.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWMONT CORPORATION

By:	/s/ Logan Hennessey

	Name:	Logan Hennessey
	Title:	Vice President, Associate General Counsel and Corporate Secretary

Dated: March 31, 2021

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